UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 2, 2005

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                      2-97360-A                  59-2091510
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

Item 2.01 - Completion of Acquisition or Disposition of Assets

Acquisition of Stephen H. Rosen Associates, Inc. and Haddon Strategic Alliances, Inc.

On August 2, 2005, National Investment Managers Inc. (the "Company") entered into, and consummated, a stock purchase agreement (the "Rosen Acquisition") with the shareholders of Stephen H. Rosen & Associates, Inc. ("Rosen"), and a stock exchange agreement (the "Haddon Acquisition") with the shareholder of Haddon Strategic Alliances, Inc. ("Haddon"). Rosen is a New Jersey-based retirement planning, pension plan design and administration company. Revenues are generated by Rosen through annual plan administration fees, as well as fees for individual projects undertaken on behalf of its clients, including plan review and design, and through the sale of certain products. Representatives of Haddon are licensed registered representatives who work in conjunction with an unaffiliated registered broker dealer to provide investment advisory services to corporations, individuals and retirement plan trustees. Haddon is also engaged in the business of insurance product sales through licensed and authorized brokers and agents, with fee income generated through commissions on product sales.

The purchase price for the Rosen Acquisition was $3,000,000, of which $2,100,000 was paid in cash at closing to the two shareholders of Rosen, and $900,000 was paid in the form of convertible promissory notes of the Company. The cash purchase price for the Rosen Acquisition was funded through the Company's existing credit facility with Laurus Master Fund, Ltd. The notes bear interest at the rate of 7% annually, and note principal is payable in equal annual installments totaling $450,000 on July 31, 2006 and July 31, 2007. Amounts due under the notes are subject to offset for indemnification claims under the purchase agreement for a two-year period, as well as for Rosen's failure to achieve agreed-upon levels of EBITDA for the two 12-month periods following the closing. In addition, to the extent that Rosen exceeds certain agreed-upon EBITDA levels, 30% of such excess is payable as additional principal under the notes to the former Rosen shareholders.

The notes are immediately convertible into common stock of the Company until July 31, 2007 at a price equal to the fair market value of the common stock on the "Determination Date", which is the June 30 or December 31 of the prior year, whichever is most recent, preceding the date of exercise. The shares issuable upon conversion of the notes, which have not been registered under the Securities Act of 1933 or state blue sky laws, are subject to "piggyback" registration rights in favor of the holders, with the effectiveness of such registration to be maintained for a period of 270 days.

The purchase price for the Haddon Acquisition consisted of the exchange of Haddon stock for 333,334 shares of common stock of the Company valued at $500,000 as of the closing, based on the average bid price per share of $1.50 over the ten trading days immediately preceding the closing. These shares, which have not been registered under the Securities Act of 1933 or state blue sky laws, are subject to "piggyback" registration rights in favor of the holder, with the effectiveness of such registration to be maintained for a period of 270 days. The purchase price is subject to reduction for Hadden's failure to achieve agreed-upon levels of EBITDA for the two 12-month periods following the closing, as well as for Hadden's failure to achieve agreed-upon levels net revenues from its existing clients for the two 12-month periods following the closing. Hadden's obligation to repay a portion of the purchase price is secured by certain securities accounts of Hadden's former shareholder.

Item 3.02 Unregistered Sales of Equity Securities

As described above in Items 1.01 and 2.01, on August 2, 2005, we agreed to issue 333,334 shares of our common stock to the former shareholder of Haddon in exchange for 100% of the capital stock of Haddon. In addition, we issued $900,000 principal amount of convertible notes to the two former stockholders of Rosen that are immediately convertible into common stock of the Company until July 31, 2007 at a price equal to the fair market value of the common stock on the "Determination Date", which is the June 30 or December 31 of the prior year, whichever is most recent, preceding the date of exercise. In addition, we issued 5-year options for an aggregate of 55,000 shares of our common stock to the two former stockholders of Rosen, based on an exercise price of $1.50 per share, representing the average bid price per share for our common stock of $1.50 over the ten trading days immediately preceding the closing. 50,000 of such options granted to one former shareholder of Rosen vest in equal monthly increments over a 24-month period commencing September 1, 2005, and 5,000 of such options granted to the other former shareholder of Rosen vest immediately.

The issuance of our common stock and of convertible securities and options to acquire common stock were made as a private placement in accordance with Section 4(2) under the Securities Act pursuant to an exemption from the registration requirements under the Securities Act of 1933. The common stock and options we issued in the acquisition, and the shares of our common stock underlying the options and convertible notes, are `restricted securities' under the Securities Act of 1933 and will not be eligible for resale unless we file a registration covering such securities or another exemption from the registration requirements under the Securities Act of 1933 is available to a particular selling stockholder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Combined Financial Statements for Stephen H. Rosen & Associates, Inc. and Affiliate for the year ended December 31, 2004

(b) Pro forma financial information.

Proforma Financial Information for National Investment Mangers Inc. & Subsidiaries and Stephen H. Rosen & Associates, Inc. and Affiliate

(c) Index of Exhibits.

Exhibit
Number      Description
------      -----------

4.1 Convertible Promissory Note, dated August 2, 2005, issued by the Company to Stephen H. Rosen. (1)

4.2 Convertible Promissory Note, dated August 2, 2005, issued by the Company to Elizabeth Davies. (1)

4.3 Common Stock Option, dated August 2, 2005, issued by the Company to Stephen H. Rosen. (1)

4.4 Common Stock Option, dated August 2, 2005, issued by the Company to Elizabeth Davies. (1)

4.5         Subordination Agreement, dated August 2, 2005, among Stephen H.
            Rosen, Elizabeth Davies and Laurus Master Find, Ltd., as acknowledged by the Company. (1)

10.1 Stock Purchase Agreement, dated August 2, 2005, among the Company, Stephen H. Rosen Associates, Inc., Stephen H. Rosen and Elizabeth Davies. (1)

10.2 Stock Purchase Agreement, dated August 2, 2005, among the Company, Haddon Strategic Alliances, Inc. and John Ermilio. (1)

10.3 Employment Agreement, dated as of August 2, 2005, between the Company and Stephen H. Rosen. (1)

10.4 Employment Agreement, dated as of August 2, 2005, between the Company and John Ermilio. (1)

10.5 Noncompetition Agreement, dated as of August 2, 2005, between the Company and Stephen H. Rosen. (1)

10.6 Noncompetition Agreement, dated as of August 2, 2005, between the Company and John Ermilio. (1)

99.1        Press Release, dated August 5, 2005. (1)

----------
(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on August 5, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

                                By: /s/ Richard Stierwalt
                                Name: Richard Stierwalt
                                Title: President and Chief Executive Officer

                                Date: August 19, 2005

                       STEPHEN H. ROSEN & ASSOCIATES, INC.
                                  AND AFFILIATE

                          COMBINED FINANCIAL STATEMENTS
                                       AND
                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                           DECEMBER 31, 2004 AND 2003

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

CONTENTS

================================================================================

Report of Independent Registered Public Accounting Firm                       1

Combined Financial Statements

     Balance Sheets                                                           2

     Statements of Operations                                                 3

     Statements of Stockholders' Equity                                       4

     Statements of Cash Flows                                                 5

     Notes to Financial Statements                                          6-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Stephen H. Rosen & Associates, Inc. and Affiliate

We have audited the accompanying combined balance sheets of Stephen H. Rosen & Associates, Inc. and Affiliate (collectively, the "Company") as of December 31, 2004 and 2003, and the related combined statements of operations, stockholders' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Stephen H. Rosen & Associates, Inc. and Affiliate as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


Roseland, New Jersey
June 10, 2005

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

COMBINED BALANCE SHEETS

December 31,                                               2004          2003
--------------------------------------------------------------------------------

ASSETS

Current assets
  Cash                                                  $  177,354    $  159,390
  Accounts receivable, net of allowance for doubtful
   accounts of approximately $33,000 in 2004 and
   $17,000 in 2003                                         160,615       235,987
                                                        ------------------------

      Total current assets                                 337,969       395,377

Property and equipment, net                                 39,244        53,160
                                                        ------------------------

                                                        $  377,213    $  448,537
                                                        ========================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                                      $   10,024    $   10,061
  Accrued employee compensation and benefits                79,003        74,886
  Note payable, stockholder, current portion                12,954        12,201
  Unearned revenues                                         40,112
                                                        ------------------------

      Total current liabilities                            142,093        97,148
                                                        ------------------------

Long-term liabilities
  Note payable, stockholder, less current portion           28,353        41,307
  Deferred rent                                             44,640        37,942
                                                        ------------------------

                                                            72,993        79,249
                                                        ------------------------

Stockholders' equity
  Common stock                                                   4             4
  Additional paid-in capital                                38,298        38,298
  Retained earnings                                        123,825       233,838
                                                        ------------------------

      Total stockholders' equity                           162,127       272,140
                                                        ------------------------

                                                        $  377,213    $  448,537
                                                        ========================

See accompanying notes to combined financial statements.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

COMBINED STATEMENT OF OPERATIONS

Years Ended December 31,                              2004              2003
--------------------------------------------------------------------------------

Revenues
  Pension consulting and administration           $ 2,070,853       $ 2,057,292
  Commission and asset based fees                     523,364           344,247
                                                  -----------------------------

                                                    2,594,217         2,401,539
                                                  -----------------------------

Operating expenses
  Selling, general and administrative expenses      1,834,440         1,674,306
  Officers' compensation                              833,328           724,819
                                                  -----------------------------

                                                    2,667,768         2,399,125
                                                  -----------------------------

Operating income (loss)                               (73,551)            2,414
                                                  -----------------------------

Other income (expense)
  Interest and dividends                                4,957             6,829
  Interest expense, stockholder                        (2,879)           (3,587)
                                                  -----------------------------

                                                        2,078             3,242
                                                  -----------------------------

Net income (loss)                                 $   (71,473)      $     5,656
                                                  =============================

See accompanying notes to combined financial statements.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

COMBINED STATEMENT OF STOCKHOLDERS' EQUITY

Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                   Additional
                                    Common          Paid-In       Retained
                                     Stock          Capital       Earnings         Total
Balances, January 1, 2003         $         4    $    38,298    $   285,340     $   323,642

Distribution to stockholders                                        (57,158)        (57,158)

Net income                                                            5,656           5,656
                                  ---------------------------------------------------------

Balances, December 31, 2003                 4         38,298        233,838         272,140

Distribution to stockholders                                        (38,540)        (38,540)

Net loss                                                            (71,473)        (71,473)
                                  ---------------------------------------------------------

Balances, December 31, 2004       $         4    $    38,298    $   123,825     $   162,127
                                  =========================================================

See accompanying notes to combined financial statements.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

COMBINED STATEMENT OF CASH FLOWS

Years Ended December 31,                                     2004            2003
------------------------------------------------------------------------------------
Cash flows from operating activities
  Net income (loss)                                      $   (71,473)    $     5,656
  Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
    Depreciation and amortization                             51,242          33,202
    Bad debt expense                                          16,599           8,001
    Changes in operating assets and liabilities:
       Accounts receivable                                    58,773          48,564
       Accounts payable                                          (36)         (1,695)
       Accrued employee compensation and benefits              4,117          10,596
       Unearned revenues                                      40,112         (16,375)
       Deferred rent                                           6,698          10,296
                                                         ---------------------------

Net cash provided by operating activities                    106,032          98,245
                                                         ---------------------------

Net cash used in investing activities
  Purchases of property and equipment                        (37,327)        (18,182)
                                                         ---------------------------

Cash flows from financing activities
  Payments on note payable, stockholder                      (12,201)        (11,492)
  Distribution to stockholders                               (38,540)        (57,158)
                                                         ---------------------------

Net cash used in financing activities                        (50,741)        (68,650)
                                                         ---------------------------

Net increase in cash                                          17,964          11,413

Cash, beginning of year                                      159,390         147,977
                                                         ---------------------------

Cash, end of year                                        $   177,354     $   159,390
                                                         ===========================

Supplemental disclosure of cash flow information:
  Interest paid to stockholder                           $     2,879     $     3,587
                                                         ===========================

See accompanying notes to combined financial statements.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies

Basis of Combination

The combined financial statements include the accounts of Stephen H. Rosen & Associates, Inc. ("SHRA") and its affiliate through common ownership, Haddon Strategic Alliances, Inc. ("HSA") (collectively, the "Company"). While these financial statements have been combined, the financial position, results of operations and cash flows do not represent those of a single legal entity. All significant intercompany transactions and balances have been eliminated in combination.

Nature of Operations

The Company is a pension consulting and asset management firm focused on serving the small business community in the Philadelphia metropolitan area. Revenues are generated from pension consulting and annual administration service fees, investment management fees and the sale of insurance products.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of write-offs and collections and current credit conditions. Accounts are written-off as uncollectible once the Company has exhausted its collection means.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. The Company provides for depreciation and amortization using the straight-line method over the assets' estimated useful lives, generally ranging from 3 to 10 years.

Rent Expense

Rent is charged to operations by amortizing the minimum rent payable over the term of the lease, using the straight line method.

Revenue Recognition

The Company earns fees for the development and implementation of corporate and executive benefit programs as well as fees for the duration as these programs are administered. The Company recognizes fee revenue when (i) persuasive evidence of an arrangement between the Company and the customer exists, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed and determinable and (iv) collectibility of the sales price is reasonably assured.

Asset-based fees are earned for administration services or consulting related to certain benefit plans. These fees are based on a percentage of assets under management and are paid quarterly. Revenue is recognized as services are rendered. Contingent commissions are recorded as revenue when received which, in many cases, is the Company's first notification of amounts earned.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies
(continued)

Insurance commissions are recognized as revenue when the following three criteria are met (i) the policy application is substantially complete, (ii) the premium is paid and (iii) the insured party is contractually committed to the purchase of the insurance policy.

Benefit Plans

SHRA and HSA have a defined contribution profit sharing plan with a 401(k) provision covering substantially all of its employees who meet certain eligibility requirements. Employer contributions to the Plan are determined at the discretion of the board of directors. Employer contributions made for the years ended December 31, 2004 and 2003 were approximately $71,000 and $72,000, respectively.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," approximate the carrying amounts presented in the combined balance sheets.

Income Taxes

No provision for federal and state income tax has been recorded as the Company's stockholders elected to treat the Company as an "S" Corporation. As such, the Company's stockholders are liable for federal and substantially all state income tax on corporate income and receive the tax benefit of corporate loss.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

2. Property and equipment

Property and equipment consists of the following at December 31, 2004 and 2003:

                                                        2004              2003

Automobile                                          $   36,838        $   36,838
Furniture and fixtures                                 124,714           119,208
Office equipment                                       211,611           179,790
Leasehold improvements                                  14,945            14,945
                                                    ----------------------------
                                                       388,108           350,781
Less accumulated depreciation
 and amortization                                      348,864           297,621
                                                    ----------------------------

                                                    $   39,244        $   53,160
                                                    ============================

3. Stockholders' equity

Details of common stock and additional paid-in capital at December 31, 2004 and 2003 are as follows:

                                                                     Additional
                                                        Common         Paid-in
                                                         Stock         Capital
Stephen H. Rosen & Associates, Inc.

Common stock, $.01 par value, 1,000 Shares
 authorized, 157.892 shares issued and                $        2     $       --
 outstanding

Haddon Strategic Alliances, Inc.

Common stock, $.01 par value, 1,000 shares
 authorized, 250 shares issued and
 outstanding                                                   2         38,298
                                                      -------------------------

                                                      $        4     $   38,298
                                                      =========================

STEPHEN H. ROSEN & ASSOCIATES, INC. AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

4. Related party transactions

Note Payable, Stockholder

The Company has a note payable to a stockholder with an outstanding balance of $41,307 and $53,508 at December 31, 2004 and 2003, respectively. The note bears interest at the rate of 6% per annum and is repayable in 60 equal monthly principal and interest installments of $1,257 through December 31, 2008. Interest expense for the years ended December 31, 2004 and 2003 was $2,879 and $3,587, respectively.

Office Lease

The Company is obligated under an office lease expiring February 2011, in which an officer of SHRA is a minority equity owner of the entity that owns and manages the building in which the Company leases office space. In addition to the base rent, the lease provides for the Company to pay property taxes and insurance increases over base period amounts. In the opinion of the management of the Company, at the time the Company entered into the lease, the terms of the lease were no less favorable than which could have been obtained from an unrelated third party.

Future minimum annual lease payments, excluding property taxes and operating expenses, in the years subsequent to December 31, 2004 are approximately as follows:

Year ending December 31,
     2005                                                               $129,000
     2006                                                                133,000
     2007                                                                137,000
     2008                                                                141,000
     2009                                                                145,000
     Thereafter                                                          172,000
                                                                        --------

                                                                        $857,000
                                                                        ========

Rent expense, net of rental income from unrelated third parties, for the years ended December 31, 2004 and 2003, which include property taxes and operating expenses, were approximately $102,000 and $81,000, respectively.

Under a sublease agreement, the Company receives monthly rental payments of approximately $400 through February 28, 2007, the expiration of the sublease agreement. The tenant has an option to renew this agreement for an additional three-year term.

The unaudited pro forma consolidated financial statements of NIM and Rosen and Haddon reflect pro forma adjustments for certain transactions that are required as a condition to the acquisition, as if such transactions had occurred as of December 31, 2004 for purposes of the unaudited pro forma consolidated condensed balance sheet, at Janaury 1, 2004 for purposes of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, and at January 1, 2005 for purposes of the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2005, respectively.

National Investment Managers Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)
6/30/2005

                                                National
                                               Investment
                                                Managers      Stephen H. Rosen                             Pro Forma
                                                  Inc. &    & Associates, Inc.       Pro Forma            Consolidated
                                              Subsidiaries     and Affiliate        Adjustments             Company
CURRENT ASSETS:
Cash                                         $    204,565       $    353,230       $    400,000  (a)
                                                                                       (353,230) (c)
                                                                                        300,000  (e)      $    904,565
Other current assets                              275,169            375,703           (375,703) (c)           275,169
                                             ------------       ------------       ------------           ------------

      Total current assets                        479,734            728,933            (28,933)             1,179,734
                                             ------------       ------------       ------------           ------------

PROPERTY AND EQUIPMENT, net                        75,694             33,543             66,457  (b)           175,694
                                             ------------       ------------       ------------           ------------

OTHER ASSETS
Restricted cash                                 2,500,000                            (2,500,000) (a)
Goodwill                                        1,416,040                             1,155,000  (b)         2,571,040
Customer lists/relationships                    2,996,667                             3,100,000  (b)         6,096,667
Other intangibles                                 191,667                               300,000  (b)
                                                                                        150,000  (b)           641,667
Other assets                                      262,716                                                      262,716
                                             ------------       ------------       ------------           ------------

                                                7,367,090                             2,205,000              9,572,090
                                             ------------       ------------       ------------           ------------

                                             $  7,922,578       $    762,476       $  2,242,524           $ 10,927,518
                                             ============       ============       ============           ============



CURRENT LIABILITIES:
Other current liabilities                    $    372,433       $    276,082       $    300,000  (e)
                                                                                       (227,145) (c)
                                                                                        150,000  (b)
                                                                                        (48,937) (c)      $    822,433
                                             ------------       ------------       ------------           ------------

      Total current liabilities                   372,433            276,082            173,918                822,433
                                             ------------       ------------       ------------           ------------

LONG-TERM LIABILITIES:
Long-term debt, less current portion            2,340,843             21,999            450,000  (e)
                                                                                        450,000  (e)
                                                                                        (21,999) (c)         3,240,843
Deferred tax liability                          1,364,139                             1,155,000  (b)         2,519,139
Other liabilities                                 209,600                                                      209,600
                                             ------------       ------------       ------------           ------------

      Total long term liabilities               3,914,582             21,999          2,033,001              5,969,582
                                             ------------       ------------       ------------           ------------

                                                4,287,015            298,081          2,206,919              6,792,015
                                             ------------       ------------       ------------           ------------

STOCKHOLDERS' EQUITY:
Preferred stock
    National Investment Managers -
    Preferred Stock, $.001 par value,
    10,000,000 shares authorized;
    4,000,000 designated as Series A
    shares of which 3,820,000 shares                3,820                                                        3,820
    issued and outstanding
    (liquidation preference $3,820,000)

Common Stock:
    National Investment Managers -
    $.001 par value 100,000,000 shares
    authorized, 13,320,413 shares issued
    and outstanding (pre acquisition);
    13,653,747 shares issued (post
    acquisition)                                   13,320                                   333  (a)            13,653

Stephen H. Rosen & Associates, Inc. and
    Affiliate - $.01 par value 2,000
    shares authorized, 408 shares issued
    and outstanding (pre acquisition)                                  2,055             (2,055) (f)

Treasury stock                                                        (5,000)             5,000  (f)
Additional paid-in capital                      4,562,648             45,181            499,667  (a)
                                                                                        (45,181) (f)         5,062,315
Retained earnings (accumulated deficit)          (944,285)           422,160           (422,160) (f)          (944,285)
                                             ------------       ------------       ------------           ------------

Total stockholders' equity                      3,635,503            464,396             35,604              4,135,503
                                             ============       ============       ============           ============

                                             $  7,922,518       $    762,477       $  2,242,523           $ 10,927,518
                                             ============       ============       ============           ============

See accompanying notes to consolidated financial statements.

(a) NIM purchased Rosen for $3.5 million plus accrued acquisition costs of $150,000; To make the acquistion, NIM drew down restricted cash of $2,500,000 of which $2,100,000 was used as a down payment. The remaining $400,000 was transferred to cash. In addition, NIM issued 333,334 shares of common stock at $1.50 (arithmetic average closing sale price per share of NIM Shares for each of the ten (10) consecutive trading days ending with the trading day which occurs immediately prior to the closing date) as consideration for acquisition.

(b) The aggregate purchase price of $3,650,000 is preliminarily allocated as follows: $3,100,000 - customer lists/relationships; $450,000 - other intangible assets; $100,000 - property and equipment; $1,155,000 - deferred tax liability; $1,155,000 - goodwill.

(c) As part of the stock purchase agreement, the previous shareholders of Rosen and Haddon took possession of balance sheet items prior to the acquisition, except property and equipment.

(d) Shareholder of Rosen made an advance to NIM for $300,000, which is payable in November 2005.

(e) Aggregate of $900,000 of notes issued to shareholders of Rosen as partial consideration for acquisition. These notes are due in two $450,000 installments on July 31, 2006 and July 31, 2007. These notes bear interest at 7% per annum payable in arrears.

(f)   Elimination of Rosen equity.

National Investment Managers Inc.
Unaudited Pro Forma Consolidated Condensed Statement of Opersations For the year ended December 31, 2004

                                                              Historical(h)
                                      ----------------------------------------------------------
                                                                                     Stephen
                                        National        Duncan        Pension        H. Rosen
                                       Investment       Capital    Administration  & Associates,                      Pro Forma
                                        Managers       Financial     Service and     Inc. and       Pro Forma        Consolidated
                                          Inc.        Group, Inc.    Affiliates      Affiliate     Adjustments         Company
REVENUES                              $         --   $         --   $  2,091,210   $  2,594,217                      $  4,685,427
                                      ------------   ------------   ------------   ------------    ------------      ------------

SELLING EXPENSES                                                         950,663                                          950,663
GENERAL AND ADMINISTRATIVE
  EXPENSES                                   9,946         81,344      1,131,189      2,667,768         406,667  (c)    4,296,914
                                                                                                         28,000  (d)       28,000
                                      ------------   ------------   ------------   ------------    ------------      ------------

                                             9,946         81,344      2,081,852      2,667,768         434,667         5,275,577
                                      ------------   ------------   ------------   ------------    ------------      ------------

INCOME (LOSS) FROM  OPERATIONS              (9,946)       (81,344)         9,358        (73,551)       (434,667)         (590,150)

REVERSE ACQUISITION TRANSACTION
  COSTS                                                                                                (215,000) (b)     (215,000)

INTEREST INCOME (EXPENSE), NET                  18                         1,653          2,078         (63,000) (e)
                                                                                                        (10,380) (f)      (69,631)
                                      ------------   ------------   ------------   ------------    ------------      ------------

INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES                          (9,928)       (81,344)        11,011        (71,473)       (723,047)         (874,781)

INCOME TAX (EXPENSE) BENEFIT                                9,000                                        (3,000) (a)        6,000
                                      ------------   ------------   ------------   ------------    ------------      ------------

NET INCOME (LOSS) AVAILABLE TO
 COMMON SHAREHOLDERS                  $     (9,928)  $    (72,344)  $     11,011   $    (71,473)   $   (726,047)     $   (868,781)
                                      ============   ============   ============   ============    ============      ============

BASIC AND DILUTED INCOME (LOSS)
 PER COMMON SHARE                     $      (0.00)  $      (0.01)  $       0.99   $    (175.18)                     $      (0.07)
                                      ============   ============   ============   ============                      ============

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING               5,000,000     12,040,000         11,100            408                        13,207,334(g)
                                      ============   ============   ============   ============                      ============


(a) Represents pro forma income taxes for Pension Administration Services, Inc. and Affiliates as if these entities were taxed under Subchapter C (and not Subchapter S) of the Internal Revenue Code.
(b) Represents transaction costs associated with the reverse acquisition, including $200,000 to settle outstanding liabilities of the registrant and $15,000 of related legal fees.
(c) Represents twelve months of amortization of intangible assets acquired in the Rosen and Haddon stock purchase.
(d) Represents twelve months of additional depreciation expense incurred due to the step up basis of fixed assets aquired.
(e) Represents twelve months of interest expense on $900,000 loans at 7.00% from previous shareholders of Rosen
(f) Represents twelve months of interest expense on $300,000 loans at 3.46% (applicable federal rate) from previous shareholders of Rosen.
(g) Unaudited pro forma consolidated basic and diluted share information of NIM and Haddon and earnings per share for the year ended December 31, 2004 are as follows:

                                                                   Year ended
                                                                  December 31,
                                                                       2004
                                                                  ------------
        NIM historical weighted average shares outstanding           5,000,000
        Adjusted for plan of reorganiztion                          (4,166,000)
                                                                  ------------
        NIM pro forma weighted average shares outstanding              834,000
                                                                  ------------
        DCFG historical weighted average shares outstanding         12,040,000
                                                                  ------------
        Shares issued to Haddon shareholder as consideration
          for acquisition                                              333,334
                                                                  ------------
                                                                    13,207,334
                                                                  ============

(h) On March 9, 2005, NIM acquired all of the outstanding common stock of Duncan Capital Financial Group, Inc. as disclosed in the Form 8-K/A filed on April 20, 2005. On August 2, 2005, NIM entered into, and consummated, a stock purchase agreement with the shareholders of Stephen H. Rosen & Associates, Inc. and a Stock Exchange Agreement with the shareholders of Haddon Strategic Alliances, Inc.

National Investment Managers Inc.
Unaudited Pro Forma Consolidated Condensed Statement of Operations For the Six months ended June 30, 2005

                                                          National
                                                         Investment
                                                           Managers      Stephen H. Rosen                             Pro Forma
                                                            Inc. &       & Associates, Inc.     Pro Forma            Consolidated
                                                         Subsidiaries      and Affiliate       Adjustments             Company
REVENUES                                                 $  1,169,153       $  1,459,284       $                     $  2,628,437
                                                         ------------       ------------       ------------          ------------

SELLING EXPENSES                                              199,630                                                     199,630
GENERAL AND ADMINISTRATIVE EXPENSES                         1,381,069          1,072,878            203,333  (a)        2,657,280
                                                                                                     14,000  (b)           14,000
                                                         ------------       ------------       ------------          ------------

                                                            1,580,699          1,072,878            217,333             2,870,910
                                                         ------------       ------------       ------------          ------------

INCOME (LOSS) FROM  OPERATIONS                               (411,546)           386,406           (217,333)             (242,473)
                                                         ------------       ------------       ------------          ------------

OTHER INCOME (EXPENSE)
REVERSE ACQUISITION TRANSACTION COSTS                        (215,000)                --                                 (215,000)
INTEREST EXPENSE                                             (229,426)            (1,186)           (31,500) (c)
                                                                                                     (5,190) (d)         (267,302)
INTEREST AND DIVIDEND INCOME                                   24,445              3,363                                   27,807
                                                         ------------       ------------       ------------          ------------

  TOTAL OTHER INCOME (EXPENSE)                               (419,981)             2,177            (36,690)             (454,494)
                                                         ------------       ------------       ------------          ------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES              (831,527)           388,583           (254,023)             (696,967)

INCOME TAX (EXPENSE) BENEFIT                                   91,393                              (155,000) (e)          (63,607)
                                                         ------------       ------------       ------------          ------------

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS           (740,134)           388,583           (409,023)             (760,574)

PREFERRED DIVIDENDS                                          (125,903)                                                   (125,903)
                                                         ------------       ------------       ------------          ------------

                                                         $   (866,037)      $    388,583       $   (409,023)         $   (886,477)
                                                         ============       ============       ============          ============

BASIC AND DILUTED INCOME (LOSS)
 PER COMMON SHARE                                        $      (0.07)      $     952.41                             $      (0.07)
                                                         ============       ============                             ============

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                                 12,860,000                408                               13,193,334
                                                         ============       ============                             ============


(a) Represents six months of amortization of intangible assets acquired in the Rosen and Haddon stock purchase.
(b) Represents six months of additional depreciation expense incurred due to the step up basis of fixed assets aquired.
(c) Represents six months of interest expense on $900,000 loans from previous shareholders of Rosen. (d) Represents six months of interest expense on $300,000 loans at 3.46% (applicable federal rate) from previous shareholders of Rosen.
(e) Represents pro forma income taxes for Stephen H. Rosen & Associates, Inc. and Affiliate as if these entities were taxed under Subchapter C (and not Subchapter S) of the Internal Revenue Code.